Public Service Enterprise Group PSEG Earnings Conference Call 3rd Quarter 2014 October 30, 2014 EXHIBIT 99.1

Forward-Looking Statement
Certain of the matters discussed in this report about our and our subsidiaries' future performance, including, without limitation, future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those anticipated. Such statements are based on management's beliefs as well as assumptions made by and information currently available to management. When used herein, the words “anticipate,” “intend,” “estimate,” “believe,” “expect,” “plan,” “should,” “hypothetical,”
“potential,” “forecast,” “project,” variations of such words and similar expressions are intended to identify forward-looking statements. Factors that may cause actual results to differ are often presented with the forward-looking statements themselves. Other factors that could cause actual results to differ materially from those contemplated in any forward-looking statements made by us herein are discussed in filings we make with the United States Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K and subsequent reports on Form 10-Q and Form 8-K and available on our website: http://www.pseg.com. These factors include, but are not limited to:
• adverse changes in the demand for or the price of the capacity and energy that we sell into wholesale electricity markets,
• adverse changes in energy industry law, policies and regulation, including market structures and a potential shift away from competitive markets toward subsidized market mechanisms, capacity market design, transmission planning and cost allocation rules, including  how transmission projects are  planned and who is permitted to build transmission in the future, and reliability standards,
• any inability of our transmission and distribution businesses to obtain adequate and timely rate relief and regulatory approvals from federal and state regulators,
• changes in federal and state environmental regulations and enforcement that could increase our costs or limit our operations,
• changes in nuclear regulation and/or general developments in the nuclear power industry, including various impacts from any accidents or incidents experienced at our facilities or by others in the industry, that could limit operations of our nuclear generating units,
• actions or activities at one of our nuclear units located on a multi-unit site that might adversely affect our ability to continue to operate that unit or other units located at the same site,
• any inability to manage our energy obligations, available supply and risks,
•
  adverse outcomes of any legal, regulatory or other proceeding, settlement, investigation or claim applicable to us and/or the energy industry,
• any deterioration in our credit quality or the credit quality of our counterparties,
• availability of capital and credit at commercially reasonable terms and conditions and our ability to meet cash needs,
• changes in the cost of, or interruption in the supply of, fuel and other commodities necessary to the operation of our generating units,
• delays in receipt of necessary permits and approvals for our construction and development activities,
• delays or unforeseen cost escalations in our construction and development activities,
• any inability to achieve, or continue to sustain, our expected levels of operating performance,
• any equipment failures, accidents, severe weather events or other incidents that impact our ability to provide safe and reliable service to our customers, and any inability to obtain sufficient insurance coverage or recover proceeds of insurance with respect to such events,
• acts of terrorism, cybersecurity attacks or intrusions that could adversely impact our businesses,
• increases in competition in energy supply markets as well as competition for certain transmission projects,
• any inability to realize anticipated tax benefits or retain tax credits,
• challenges associated with recruitment and/or retention of a qualified workforce,
• adverse performance of our decommissioning and defined benefit plan trust fund investments and changes in funding requirements,
• changes in technology, such as distributed generation and micro grids, and greater reliance on these technologies, and
• changes in customer behaviors, including increases in energy efficiency, net-metering and demand response.
All of the forward-looking statements made in this report are qualified by these cautionary statements and we cannot assure you that the results or developments anticipated by management will be realized or even if realized, will have the expected consequences to, or effects on, us or our business prospects, financial condition or results of operations. Readers are cautioned not to place undue reliance on these forward-looking statements in making any investment decision. Forward-looking statements made in this report apply only as of the date of this report. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if internal estimates change, unless otherwise required by applicable securities laws.
The forward-looking statements contained in this report are intended to qualify for the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the
Securities Exchange Act of 1934, as amended.

GAAP Disclaimer
PSEG presents Operating Earnings in addition to its Net Income reported in accordance with accounting principles generally accepted in the United
States (GAAP). Operating Earnings is a non-GAAP financial measure that differs from Net Income because it excludes gains or losses associated with
Nuclear Decommissioning Trust (NDT), Mark-to-Market (MTM) accounting, and other material one-time items. PSEG presents Operating Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with GAAP. PSEG believes that the non-GAAP financial measure of Operating Earnings provides a consistent and comparable measure of performance of its businesses to help shareholders understand performance trends. This information is not intended to be viewed as an alternative to GAAP information. The last slide in this presentation includes a list of items excluded from Net Income to reconcile to Operating Earnings, with a reference to that slide included on each of the slides where the non-
GAAP information appears.
These materials and other financial releases can be found on the pseg.com website under the investor tab, or at http://investor.pseg.com/

PSEG 2014 Q3 Review Ralph Izzo Chairman, President and Chief Executive Officer

Q3 Earnings Summary
Quarter ended September 30
$ millions (except EPS)
2014 2013
Operating Earnings
$  393 $  385
Reconciling Items, Net of Tax
51 5
Net Income
$  444 $  390
EPS from Operating Earnings*
$  0.77 $  0.76
* See Slide A for Items excluded from Net Income to reconcile to Operating Earnings.

Year to Date Earnings Summary
Nine months ended September 30
$ millions (except EPS)
2014 2013
Operating Earnings
$  1,153 $  1,061
Reconciling Items, Net of Tax
(111) (18)
Net Income
$  1,042 $  1,043
EPS from Operating Earnings*
$  2.27 $  2.09
* See Slide A for Items excluded from Net Income to reconcile to Operating Earnings.

PSEG – Q3 2014 Highlights
Operating Earnings of $0.77 vs. $0.76 per share in Q3 2013
Delivered solid results in the quarter as PSE&G’s continuing investment in transmission drove results
Narrowed 2014 full–year, operating earnings guidance to $2.60-$2.75 per share, from $2.55-$2.75 per share prior
Executing on operational goals
Continued control of O&M supports full-year expectations
Generation increase of 4% – with increased availability
Executing on our on our capital program
Transmission program of $6.8 billion continues on schedule and on budget
Energy Strong investment underway – gas mains replacement prioritized
Power announced a new $100-$120 million investment in the PennEast Pipeline project
Market developments
PJM proposed changes on Capacity Performance, Demand Curve Adjustment and pending Demand Response (DR) issues supportive of price formation
PJM decision on FERC 1000 Artificial Island solution expected early 2015
Updated PSEG-Long Island “Utility 2.0” filing submitted to NY regulators

$2.60 - $2.75E
PSEG – 2014 Another Year of Growth
$2.44
$2.58
2014 operating earnings guidance narrowed; forecast full-year at upper end of range, assuming normal weather and unit operations for rest of year
2012 Operating Earnings* 2013 Operating Earnings* 2014 Operating Earnings Guidance
* See Slide A for Items excluded from Net Income to reconcile to Operating Earnings.  E = Estimate.

PSEG 2014 Q3 Operating Company Review Caroline Dorsa EVP and Chief Financial Officer

Q3 Operating Earnings by Subsidiary
Operating Earnings Earnings per Share
$ millions (except EPS)
2014 2013 2014 2013
PSE&G
$  200 $  168 $  0.39 $  0.33
PSEG Power
171 221 0.34 0.43
PSEG Enterprise/Other
22 (4) 0.04  -
Operating Earnings*
$  393 $  385 $ 0.77 $ 0.76
Quarter ended September 30
* See Slide A for Items excluded from Net Income to reconcile to Operating Earnings.

PSEG EPS Reconciliation – Q3 2014 versus Q3 2013
Capacity  (0.09)
Re-Contracting
& Market
Pricing  (0.04)
Weather  (0.03)
O&M  0.06
Taxes &
Other  0.01
Transmission  0.04
Electric Volume
& Demand  0.01
Weather  (0.02)
Distribution
O&M  0.02
Interest  &
Other  0.01
Q3 2014
Operating
Earnings*
Q3 2013
Operating
Earnings*
PSEG Power
PSE&G
Enterprise/
Other
PSEG Long Island
and Other
$0.76
0.06
0.04
$0.77
(0.09)
0.00
0.25
0.50
0.75
1.00
* See Slide A for Items excluded from Net Income to reconcile to Operating Earnings.

Year to Date Operating Earnings by Subsidiary
Operating Earnings Earnings per Share
$ millions (except EPS)
2014 2013 2014 2013
PSE&G
$  565 $  468 $  1.11 $  0.92
PSEG Power
551 595 1.09 1.17
PSEG Enterprise/Other
37 (2) 0.07 -
Operating Earnings*
$  1,153 $  1,061 $  2.27 $  2.09
Nine months ended September 30
•
See Slide A for Items excluded from Net Income to reconcile to Operating Earnings.

PSEG EPS Reconciliation – YTD 2014 versus YTD 2013
YTD 2014
Operating
Earnings*
YTD 2013
Operating
Earnings*
Capacity  0.05
Re-Contracting
& Market Pricing
(0.07)
Weather  (0.03)
Lower Volume  (0.01)
O&M  (0.02)
D&A, Taxes
and Other  0.00
PSEG Power**
Transmission  0.10
Gas Volume,
Demand & Other
Revenue  0.03
Electric Volume
& Demand  0.01
Weather  (0.02)
Distribution
O&M  0.04
Lower Interest
Expense &
Other  0.03
PSE&G
** Enterprise/
Other
PSEG-Long Island
And Other
0.00
0.50
1.00
1.50
2.00
2.50
$2.09
0.19
0.07
$2.27
(0.08)
*
See Slide A for Items excluded from Net Income to reconcile to Operating Earnings.
**
Prior quarter results for reconciling items may not add to year-to-date (YTD) totals due to rounding.

PSE&G 2014 Q3 Review

PSE&G – Q3 Earnings Summary
$ millions (except EPS)
Q3 2014 Q3 2013 Variance
Operating Revenues
$  1,655 $  1,666 (11)
Operating Expenses
Energy Costs
668 661 7
Operation & Maintenance 366 408 (42)
Depreciation & Amortization 238 236 2
Taxes Other than Income Taxes
- 15 (15)
Total Operating Expenses
1,272 1,320 (48)
Operating Earnings / Net Income
$  200 $  168 32
EPS from Operating Earnings
$  0.39 $  0.33 $  0.06

PSE&G EPS Reconciliation – Q3 2014 versus Q3 2013
Q3 2014
Operating
Earnings
Q3 2013
Operating
Earnings
Transmission 0.04
Electric Volume
& Demand  0.01
Distribution O&M
0.02
Interest &
Other  0.01
Weather
$0.33
0.05
0.03
$0.39
(0.02)
0.00
0.10
0.20
0.30
0.40
0.50

4,587
3,397
2,101
6,977
3,691
1,687
5,213
4,607
1,906
0
1,000
2,000
3,000
4,000
5,000
6,000
7,000
July August September

PSE&G – Monthly Summer Weather Data
2014 vs. 2013 vs. Normal
PSE&G Monthly Temperature Humidity Index (THI)
-18.4% Q3 2014 vs. Q3 2013
-14% Q3 2014 vs. Normal
2014 2013 Normal

PSE&G – Q3 Operating Highlights
Transmission projects on schedule and on budget
Energy Strong investments underway: Gas mains replacement prioritized
2015 FERC Formula Rate filing submitted
PSE&G lowered gas rates by 9% on 10/1; Additional BGSS rate credits to be implemented Nov 2014 to Jan 2015 – expected to further reduce winter heating bills
Filed Energy Efficiency Ext II program with BPU for ~$100 million; early 2015 decision expected
BPU approved settlement finding $366 million of 2010-2012 storm cost expenditures to be prudent:
$126 million of capital costs and $240 million of O&M expenditures to be recoverable in a future rate case
New NJBPU President Mroz (R) and Commissioner Chivukula (D) confirmed by NJ Senate
PSE&G earned its authorized return
Issued $250 million of secured MTNs (due 2019) and $250 million secured MTNs (due 2024);
Retired $500 million of debt maturities in Q3
Weather in Q3 2014 was 18% cooler than Q3 2013 and 14% cooler than normal
Transmission revenues added $0.04 per share over Q3 2013
O&M remains under control
Financial
Regulatory and Market Environment
Operations

PSEG Power 2014 Q3 Review

PSEG Power – Q3 Earnings Summary
$ millions (except EPS)
Q3 2014 Q3 2013 Variance
Operating Revenues
$  1,138 $  1,174 $  (36)
Operating Earnings
171 221 (50)
Reconciling Items, Net of Tax**
51 5 46
Net Income
222 226 (4)
EPS from Operating Earnings*
$  0.34 $  0.43 $  (0.09)
* See Slide A for Items excluded from Net Income to reconcile to Operating Earnings.
**Includes the financial impact from positions with forward delivery months.

Capacity  (0.09)
Re-Contracting and
Market Pricing (0.04)
Weather (0.03)
PSEG Power EPS Reconciliation – Q3 2014 versus Q3 2013
Q3 2014
Operating
Earnings*
Q3 2013
Operating
Earnings*
O&M
Taxes
and
Other
$0.43
0.06
0.01
$0.34
(0.16)
0.00
0.10
0.20
0.30
0.40
0.50
* See Slide A for Items excluded from Income from Net Income to reconcile to Operating Earnings.

PSEG Power – Generation Measures
Quarter ended September 30
Total Nuclear Total Coal*
Oil & Natural Gas
* Includes figures for Pumped Storage. Includes Hudson and Mercer when run on gas.
PSEG Power – Generation (GWh)
14,111
14,690
Quarter ended September 30
PSEG Power – Capacity Factors (%)
7,498
7,565
1,936
1,831
4,677
5,294
0
7,500
15,000
2013 2014
2013 2014
Combined Cycle
PJM and NY
60.4% 67.5%
Coal
NJ (Coal/Gas) 16.3% 21.5%
PA 83.1% 71.8%
CT 11.6% 5.3%
Nuclear 91.0% 92.0%

PSEG Power – Generation Measures
Nine Months ended September 30
Total Nuclear Total Coal*
Oil & Natural Gas
PSEG Power – Generation (GWh)
40,986
41,306
Nine Months ended September 30
PSEG Power – Capacity Factors (%)
22,783
22,152
5,526
6,096
12,677
13,058
0
15,000
30,000
45,000
2013 2014
2013 2014
Combined Cycle
PJM and NY 57.0% 54.7%
Coal*
NJ (Coal/Gas) 14.2% 18.6%
PA 79.4% 78.1%
CT 16.6% 27.1%
Nuclear 93.2% 90.8%
* Includes figures for Pumped Storage.  Includes Hudson and Mercer when run on gas.

PSEG Power – Fuel Costs
PSEG Power – Fuel Costs
Quarter ended September 30
($ millions) 2013 2014
Coal 45.1 42.2
Oil & Gas 146.1 139.5
Total Fossil 191.2 181.7
Nuclear 56.5 53.2
Total Fuel Cost 247.7 234.9
Total Generation
(GWh)
14,111 14,690
$ / MWh 17.55 15.99
Nine months ended
September 30
($ millions) 2013 2014
Coal 141.3 169.7
Oil & Gas 483.8 623.4
Total Fossil 625.1 793.1
Nuclear 166.6 161.9
Total Fuel Cost 791.7 955.0
Total Generation
(GWh)
40,986 41,306
$ / MWh 19.32 23.12

PSEG Power – Gross Margin Performance
Capacity pricing reset to $166/MW-day on June 1, to remain stable over multi-year period
Mild summer weather weighed on spot market prices
Lower spark spreads compared with Q3 2013
PSEG Power Gross Margin ($/MWh)
$47
$51
$40
Quarter ended
September  30
Nine months ended
September  30
$45
$47
$44
$0
$35
$70
$0
$35
$70
Regional Performance
Region
Q3 2014
Gross
Margin ($M)
2014 Performance
PJM $537
Decline in capacity prices and
hedged energy prices
New
England
$20
Lower volume
New York $24
Increased volume
2012 2013 2014 2012 2013 2014

PSEG Power expanding supply of low-cost Marcellus gas
PSEG plans to invest $100-$120 million in
the to-be-constructed PennEast Pipeline, a
105.5 mile pipeline that would bring gas
from eastern Pennsylvania to New Jersey
PSEG ER&T would contract for approximately
125mmcf/day of PennEast’s 1 bcf/day
capacity under a 15-year contract; other
project sponsors have committed to offtake
~500mmcf/day
PSEG and its customers would benefit from
the displacement of higher-cost, Gulf Coast
gas supply
Targeted in-service date is November 2017
Proposed PennEast Pipeline Project

Volume TWh 8 36 36
Base Load % Hedged 100% 100% 55-60%
(Nuclear and Base Load Coal)
Price $/MWh $49 $50 $49
Volume TWh 5 21 21
Intermediate Coal, Combined % Hedged 50-55% 5-10% 0%
Cycle, Peaking
Price $/MWh $49 $50 $49

Hedging Update…
Contracted Energy*
Oct-Dec
2014
2015 2016
* Hedge percentages and prices as of September 30, 2014.  Revenues of full requirement load deals based on contract price, including renewable energy credits, ancillary, and transmission components but excluding capacity.  Hedges include positions with MTM accounting treatment and options.
Volume TWh 13 55-57 55-57
Total % Hedged 80-85% 65-70% 35-40%
Price $/MWh $49 $50 $49

Regulatory and Market Environment
PJM active on ensuring future reliability: Capacity Performance proposal, review of DR participation in energy markets, and revision of demand (VRR) curve – all supportive of price formation
Average hedge price for 2014 is $48/MWh vs. $50/MWh for 2013

PSEG Power – Q3 2014 Operating Highlights
Q3 output up 4% from Q3 2013
YTD nuclear capacity factor was 91%; Q3 capacity factor was 92%
Salem 1 refueling outage underway
CCGT capacity factor improved 7% from Q3 2013
Operations
New $600 million, 450 MW CCGT at Bridgeport Harbor under consideration
Announced $100-$120 million PennEast Pipeline investment
Power’s total debt as a percentage of capital at September 30 was 32%
Power has been verbally notified by the FERC staff that they have initiated a preliminary, non-public staff investigation into the matters surrounding the errors discovered by
Power in certain of its cost based bids
Financial

PSEG

2014 operating earnings guidance narrowed to $2.60 - $2.75 per share
Focused on maintaining operating efficiency and customer reliability
PSE&G’s operating earnings on track to grow at double-digit rate in 2014
PSE&G transmission investment program continues on-track and on-budget
Financial position remains strong
Positive cash from Power and increasing cash flow from PSE&G supports dividend
Debt as a percentage of capital was 42% at September 30
Long history of returning cash to the shareholder through the common dividend, with opportunity for future growth
PSEG Financial Highlights

growth and funds capital spending program without the need to issue equity

$ millions (except EPS)
2014E 2013 2012
PSE&G
$710 – $745 $612 $528
PSEG Power
$575 – $610 $710 $663
PSEG Enterprise/Other
$35 – $40   $(13) $45
Operating Earnings*
$1,320 – $1,395 $1,309 $1,236
Earnings per Share
$2.60 – $2.75 $2.58 $2.44

PSEG 2014 Operating Earnings Guidance - By Subsidiary
* See Slide A for Items excluded from Net Income to reconcile to Operating Earnings.  E = Estimate.

PSEG Liquidity as of September 30, 2014

Expiration Total Available
Company Facility Date Facility Usage Liquidity
($Millions)
PSE&G 5-year Credit Facility Mar-18 $600
1
$14 $586
5-Year Credit Facility (Power) Apr-19 $1,600 $76 $1,524
5-Year Credit Facility (Power) Mar-18 $1,000
2
$0 $1,000
5-Year Bilateral (Power) Sep-15 $100 $100 $0
5-year Credit Facility (PSEG) Apr-19 $500 $8 $492
5-year Credit Facility (PSEG) Mar-18 $500
3
$0 $500
Total $4,300 $198 $4,102
1 PSE&G Facility to be reduced by $29M on April 15, 2016
$374
2 Power Facility to be reduced by $48M on April 15, 2016
PSE&G ST Investment $293
3 PSEG Facility to be reduced by $23M on April 15, 2016
Total Liquidity Available $4,769
Total Parent / Power Liquidity $3,890
PSEG /
Power
PSEG Money Pool ST Investment

A
Items Excluded from Net Income to Reconcile to Operating Earnings
Please see Slide 2 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.
2014 2013 2014 2013 2013 2012
Earnings Impact ($ Millions)
Operating Earnings 393 $         385 $      1,153 $     1,061 $   1,309 $     1,236 $
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity (PSEG Power) 17 12 40 29 40 52
Gain (Loss) on Mark-to-Market (MTM)
(a)
(PSEG Power) 36 3 (138) (22) (74) (10)
Lease Related Activity (PSEG Enterprise/Other) - - - - - 36
Storm O&M, net of insurance recoveries (PSEG Power) (2) (10) (13) (25) (32) (39)
Net Income 444 $         390 $      1,042 $     1,043 $   1,243 $     1,275 $
Fully Diluted Average Shares Outstanding (in Millions)
507 508 507 507 508 507
Per Share Impact (Diluted)
Operating Earnings 0.77 $        0.76 $     2.27 $       2.09 $     2.58 $       2.44 $
Gain (Loss) on NDT Fund Related Activity (PSEG Power) 0.04 0.02 0.08 0.06 0.08 0.10
Gain (Loss) on MTM
(a)
(PSEG Power) 0.07 0.01 (0.27) (0.04) (0.14) (0.02)
Lease Related Activity (PSEG Enterprise/Other) - - - - - 0.07
Storm O&M, net of insurance recoveries (PSEG Power) (0.01) (0.02) (0.03) (0.05) (0.07) (0.08)
Net Income 0.87 $        0.77 $     2.05 $       2.06 $     2.45 $       2.51 $
(a) Includes the financial impact from positions with forward delivery months.
September 30, September 30, December 31,
(Unaudited)
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
Reconciling Items, net of tax
Three Months Ended Nine Months Ended Year Ended